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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 15, 2000

                        COMPASS KNOWLEDGE HOLDINGS, INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           NEVADA                      0-29615                87-0471549
----------------------------       ----------------          -------------
(STATE OR OTHER JURISDICTION       (COMMISSION FILE          (IRS EMPLOYER
    OF INCORPORATION OR                 NUMBER)           IDENTIFICATION NUMBER)
      ORGANIZATION)

                           2710 REW CIRCLE, SUITE 100
                              OCOEE, FLORIDA 34761
           -----------------------------------------------------------
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES INCLUDING ZIP CODE)

                                 (407) 656-3906
           -----------------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 (407) 656-7585
           -----------------------------------------------------------
              (REGISTRANT'S FACSIMILE NUMBER, INCLUDING AREA CODE)

                            WWW.COMPASSKNOWLEDGE.COM
           -----------------------------------------------------------
                         (REGISTRANT'S WEBSITE ADDRESS)


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ITEM 2    ACQUISITION OR DISPOSITION OF ASSETS

On August 15, 2000, we completed the acquisition of the outstanding capital stock of Jamita, Inc., a distance learning leadership development services firm headquartered in Cincinnati, Ohio. The capital stock was acquired from a group of employee shareholders and their family members who had no prior relationships with us. The purchase price of $1.875 million (before contingent consideration) was paid solely in cash. In addition, 562,500 shares of our common stock valued at $2.00 per share (which is approximately the average closing price of the stock for the 20-day period ended August 14, 2000) was placed into an escrow account for distribution to the Jamita shareholders subject to Jamita having net collections of approximately $1 million in the first fiscal year following the closing. We may also make additional payments if certain net collection goals are achieved in each of the first two fiscal years following the closing. The acquisition has been accounted for using the purchase method of accounting.

On August 15, 2000, we also completed the acquisition of the outstanding capital stock of Rutherford Learning Group, Inc., ("RLG"), an educational leadership and professional development company services firm headquartered in Charlotte, North Carolina. RLG, through a consulting agreement, provides Jamita with onsite consulting and video presentation materials for its K-12 leadership programs. The capital stock was acquired from Michael Rutherford, the sole employee shareholder. Mr. Rutherford had no prior relationships with us. The purchase price consisted of $50,000 in cash, 125,000 shares of our common stock valued at $2.00 per share (which is approximately the average closing price of the stock for the 20-day period ended August 14, 2000) and 10% of the total issued and outstanding capital stock of Jamita. The acquisition has been accounted for using the purchase method of accounting.

We funded the cash portion of the purchase price of Jamita and RLG from our existing cash reserves.

ITEM 7    FINANCIAL STATEMENTS AND EXHIBITS

(a)      and (b) Financial Statements of Business Acquired and Pro Forma

         Financial Information

These financial statements and the pro forma financial information are in process of being prepared and will be filed as an amendment to this report as soon as practicable, but no later than October 13, 2000.

         Exhibits           Material Contracts

         Exhibit 10.8 Agreement and Plan of Stock Purchase entered into by and among COMPASS KNOWLEDGE HOLDINGS, INC., a Nevada corporation ("CKHI") and COMPASS ACQUISITION CORP., a Florida corporation (the "Acquisition Corp"), a wholly owned subsidiary of CKHI (CKHI and the Acquisition Corp shall sometimes be hereinafter collectively known as the "Buyer") and LARRY G. ROWEDDER, NANCY ROWEDDER, TAMMY ANDERSON, MIKE ROWEDDER, GINA ROWEDDER, JACQUELYN ROWEDDER, LARRY G. ROWEDDER AS CUSTODIAN FOR JESSICA ANDERSON UNDER THE OHIO TRANSFERS TO MINORS ACT and MICHAEL RUTHERFORD (collectively the "Stockholders") and JAMITA, INC., a Ohio corporation (hereinafter "Company" or "Jamita").

         Exhibit 10.9 Escrow Agreement entered into by and among Compass Knowledge Holdings, Inc., a Florida corporation (hereinafter referred to as "Buyer"), Jamita, Inc., an Ohio corporation ("Jamita"), the shareholders of Jamita listed on the signature page of the Escrow Agreement (hereinafter jointly and severally called the "Shareholder") and Firstar Bank, Cincinnati, Ohio (the "Escrow Agent").

         Exhibit 10.10 Registration Rights Agreement entered into by and among COMPASS KNOWLEDGE HOLDINGS, INC., a Nevada corporation (the "Company") and LARRY G. ROWEDDER, MICHAEL RUTHERFORD, NANCY ROWEDDER, TAMMY ANDERSON, MIKE ROWEDDER, GINA ROWEDDER, JACQUELYN ROWEDDER AND LARRY G. ROWEDDER AS CUSTODIAN FOR JESSICA ANDERSON UNDER THE OHIO TRANSFERS TO MINORS ACT (collectively the "Stockholders").

         Exhibit 10.11 Pledge Agreement entered into by and between Compass Knowledge Holdings, Inc., a Nevada corporation, (the "PLEDGOR") and Firstar Bank, Firstar Bank, N.A. Corporate Trust Dept., 425 Walnut Street, Cincinnati, OH 45201, Trustee ("Pledgee") for the Shareholders listed on the signature page of the Agreement (collectively the "Shareholder").




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         Exhibit 10.12     Employment Agreement by and between Jamita,
                           Inc., a Ohio corporation (the "Company"), and Michael Rutherford ("Employee").

         Exhibit 10.13 Employment Agreement by and between Jamita, Inc., a Ohio corporation (the "Company") and Larry G. Rowedder ("Employee").

         Exhibit 10.14     Mutual General Releases of Larry G. Rowedder,
                           Nancy Rowedder, Tammy Anderson, Mike Rowedder, Gina Rowedder, Jacquelyn Rowedder, and Larry G. Rowedder as Custodian for Jessica Anderson Under the Ohio Transfers to Minors Act (collectively, the "Rowedder Stockholders"), Michael Rutherford ("Rutherford," and collectively with the Rowedder Stockholders, the "Stockholders"), Jamita, Inc., an Ohio corporation ("Jamita") and Rutherford Learning Group, Inc., a North Carolina corporation ("RLG").


         Exhibit 10.15 Conditional Termination Agreement by and among COMPASS KNOWLEDGE HOLDINGS, INC., a Nevada corporation ("CKHI") and COMPASS ACQUISITION CORP., a Florida corporation (the "Acquisition Corp"), a wholly owned subsidiary of CKHI (CKHI and the Acquisition Corp shall sometimes be hereinafter collectively known as the "Buyer") and LARRY G. ROWEDDER, NANCY ROWEDDER, TAMMY ANDERSON, MIKE ROWEDDER, GINA ROWEDDER, JACQUELYN ROWEDDER, LARRY G. ROWEDDER AS CUSTODIAN FOR JESSICA ANDERSON UNDER THE OHIO TRANSFERS TO MINORS ACT and MICHAEL RUTHERFORD (collectively the "Stockholders") and JAMITA, INC., a Ohio corporation (hereinafter "Company" or "Jamita").


         Exhibit 10.16 Agreement and Plan of Stock Exchange by and Among COMPASS KNOWLEDGE HOLDINGS, INC., a Nevada Corporation ("CKHI") and COMPASS ACQUISITION CORP., a Florida corporation (the "Acquisition Corp"), a wholly owned subsidiary of CKHI and MICHAEL RUTHERFORD (the "Stockholder") and RUTHERFORD LEARINING GROUP, INC., a North Carolina corporation.

         Exhibit 10.17 Registration Rights Agreement by and among COMPASS KNOWLEDGE HOLDINGS, INC. and MICHAEL RUTHERFORD.

         Exhibit 10.18 Employment Agreement by and between RUTHERFORD LEARINING GROUP, INC. and MICHAEL RUTHERFORD.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  COMPASS KNOWLEDGE HOLDINGS, INC.

Date:    AUGUST 23, 2000           BY: /s/ ROGERS W. KIRVEN, JR.
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                                          Chief Executive Officer and Director

Date:    AUGUST 23, 2000           BY: /s/ ANTHONY RUBEN
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                                       Chief Financial Officer and Treasurer




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